DELAWARE GROUP EQUITY FUNDS II

Delaware Decatur Equity Income Fund

Supplement to the Fund's Prospectuses
dated January 31, 2003

On August 20, 2003, the Board of Trustees approved a change to Delaware Decatur Equity Income Fund's investment objective.

The section titled "What is the Fund's goal?" on page 2 in each of the Fund's Prospectuses is amended as follows:

Delaware Decatur Equity Income Fund seeks total return. Although the Fund will strive to meet its goal, there is no assurance that it will.

This change will be effective as of November 14, 2003.

This Supplement is dated September 9, 2003.